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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MARCH 22, 1999



                            IGEN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                      0-23252              94-2852543
 (State or other jurisdiction of    (Commission File No.)     (IRS Employer
          incorporation)                                    Identification No.)



                             16020 INDUSTRIAL DRIVE
                             GAITHERSBURG, MD 20877
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (301) 984-8000



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ITEM 5. OTHER EVENTS

On March 22, 1999, IGEN International, Inc. sold $30 million of notes to John Hancock Mutual Life Insurance Company. The notes have a term of seven years and bear interest at the rate of 8.5% per annum. A copy of the press release announcing the financing is filed herewith as an exhibit.



ITEM 7. EXHIBIT

EXHIBIT NO.           TITLE OF EXHIBIT
-----------           ----------------


99.1                  Press release dated March 23, 1999





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                  IGEN International, Inc.



March  29, 1999                   /S/ George V. Migausky
                                  -------------------------------------------
                                  George V. Migausky
                                  Vice President and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBIT



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EXHIBIT NO.             TITLE OF EXHIBIT                                   PAGE

99.1                    Press release dated March 23, 1999                   5

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